AMENDMENT NO.  I

                              TO THE

                       INTERCHANGE AGREEMENT

                              BETWEEN

                     EL PASO ELECTRIC COMPANY

                                AND

                  TEXAS-NEW MEXICO POWER COMPANY

     This Amendment No. I to the Interchange Agreement dated April 29, 1987 is entered into between El Paso Electric Company ("EPE") and Texas-New Mexico Power Company ("TNP"); herein individually the "Party" and collectively the "Parties".

     Now, therefore, in consideration of the premises and mutual covenants herein set forth, the Parties agree to the following:

     The Interchange Agreement is hereby amended by deleting
Section 3 of Service Schedule C, Wheeling Service, in its entirety.

     Except as modified by this Amendment No. 1, the Interchange
Agreement shall remain in full force and effect.

     This Amendment No. I shall become effective on the date it is signed by the Parties, and the terms and conditions that affect system operations will be implemented on the first day of the month following the filing of this Amendment No. I with the Federal Energy Regulatory Commission (FERC), such filing to be made concurrently with the FERC filing of Amendment No. 5 to the SWNMT Participation Agreement. This Amendment No. I shall continue in effect concurrently with the Interchange Agreement; provided, however, that if Amendment No. 5 to the SWNMT Participation Agreement terminates pursuant to Section 1.2 of its terms, this Amendment No. I shall also terminate and thereafter be of no further force or effect.

      The signatories hereto represent that they have been

 appropriately authorized to enter into this Amendment No. 1 on behalf of the Party for whom they sign.  This Amendment No. 1 is hereby executed as of the 21st day of November, 1994.





 EL PASO ELECTRIC COMPANY



 By:  \s\ JOHN C. HORN

 Its: Vice President



 TEXAS-NEW MEXICO POWER COMPANY

 By:  \s\ RANDY OWNBY

 Its: Assistant Vice President

















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